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                                  UNITED STATES
                        SECURITIES & EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):

                                  July 10, 2002


                                INTERLIANT, INC.
                                ----------------

             (Exact name of registrant as specified in its charter)



          Delaware                     0-26115                  13-3978980
------------------------------     ---------------          -------------------
(State or other jurisdiction        (Commission              (I.R.S. Employer
     of incorporation)               File Number)            Identification No.)



      Two Manhattanville Road
         Purchase, New York                                         10577
(Address of principal executive offices)                         (Zip Code)

                                 (914) 640-9000
              (Registrant's telephone number, including area code)



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ITEM 5. OTHER EVENTS

On July 9, 2002, Interliant, Inc. (the "Company") was notified by the Nasdaq Listing Qualification Staff that the Company's common stock would be delisted from the Nasdaq National Market effective July 10, 2002, and the Company issued a press release to that effect on July 10, 2002. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) The following document is furnished as an exhibit to this report:



Exhibit                                                                 Page
Number    Description                                                  Number
-------   ----------------------------------------------------        ---------
99.1      Press Release of Interliant, Inc. dated July 10, 2002.








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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 10, 2002

                                INTERLIANT, INC.

                                By:      /s/ Bruce S. Klein
                                    --------------------------------------------
                                         Bruce S. Klein
                                         Senior Vice President, General Counsel
                                         and Secretary